Accounts receivable, net - Non current amounts (Details) - Mar. 31, 2019 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Non-current accounts receivable
2021	$ 4,821	¥ 32,352
2022	4,922	33,032
2023	4,723	31,699
2024	3,925	26,343
2025 and thereafter	12,019	80,665
Non-current gross accounts receivable due for payment	30,410	204,091
Less: Unearned interest	(3,640)	(24,434)
Total non-current accounts receivable	$ 26,770	¥ 179,657